BORROWINGS	12 Months Ended
Dec. 31, 2025
BORROWINGS
BORROWINGS

9.BORROWINGS

	As of December 31,
	2024	2025

	(HK$ in thousands)

Borrowings from banks (1)	5,702,259	12,143,237

The Group obtained borrowings mainly to support its margin financing business. Those borrowings bear weighted average interest rates of 4.18% and 3.96% as of December 31, 2024 and 2025, respectively.

(1)

The Group has unused borrowing facilities of HK$18.2 billion and HK$13.9 billion from banks as of December 31, 2024 and 2025, of which HK$582.2 million and HK$583.64 million are committed, and the remaining are uncommitted, respectively. These bank borrowings were mainly pledged by margin clients’ stocks as the primary source of credit risk mitigation of the lenders, and bore floating interest rates based on various benchmarks including Hong Kong Prime Rate, Hong Kong Interbank Offered Rate (“HIBOR”), CNH HIBOR, etc.